Exhibit 10.8

11:55 am	Charys Holding Company Inc.
07/17/08	A/P Aging Summary
As of June 30, 2008

	Current	1 -30	31 -60	61 -90	>90	TOTAL
Accountants One, Inc	717.50	6,523.00	10.509.00	0.00	0.00	17,749.50
AT&T	1,377.36	0.00	-1,893.89	0.00	0.00	-516.53
Blue Cross Blue Shield of GA	3,038.97	0.00	0.00	0.00	0.00	3,038.97
Cbeyond Communications	966.63	0.00	0 00	0.00	0.00	966.63
Condon & Forsyth LLP	0.00	0.00	2,911 84	1,309.94	0.00	4,221.78
David Gergacz	2,000.00	0.00	0.00	0.00	0.00	2,000.00
Dennis Hayes	0.00	-5,172.70	0.00	0.00	0.00	-5,172.70
DHL express	0.00	84.35	0.00	0.00	577.95	662.30
EDGAR Filings	4,188.00	3,077.00	0.00	0.00	0.00	7,265.00
Fidelity Security Lite Insurance	0.00	-7.60	0.00	000	0.00	-7.60
Fidelity Transfer Co.	0.00	0.00	68.64	0.00	1,773.26	1,841.90
FirstPro	1,784.58	17,466.20	35,084.90	0.00	0.00	54,335.68
G. Frederick Seemann	300.00	0.00	0 00	0.00	0.00	300.00
Inter-Tel Inc.	1,421.48	0.00	0.00	0.00	0.00	1,421.48
John E. Jordan	0.00	1,000.00	0.00	0.00	0.00	1,000.00
Kurtzman Carson Consultants	16,879.71	83,474.91	0.00	0.00	0.00	100,354.62
Lewis Brisois Bisgaard & Smith LLP	186.00	1,185.75	0.00	0.00	105.25	1,477.00
Market Street Partners, LLC	0.00	0.00	0.00	0.00	11,307.20	11,307.20
MH Data Services	0.00	2,950.00	000	0.00	0.00	2,950.00
Michael Brenner	21,799.33	4,402.41	-17,868.40	0.00	0.00	8,333.34
Michael Oyster	3,892.53	131.19	0.00	0.00	0.00	4,023.72
PCAOB	0.00	0.00	300.00	0.00	0.00	300.00
Raiford & Dixon LLC	19,396 66	0.00	0.00	0.00	0.00	19,396.66
Ray Smith	1,271.76	-164.05	0.00	0.00	0.00	1,107.71
RemX Financial Staffing	0.00	0.00	0.00	0.00	962.98	962.98
SaveOnConferences.com	218.00	409.73	0.00	0.00	0.00	627.73
The Lincoln National Life Insurance Co.	18.00	0.00	0.00	0.00	0.00	18.00
Thomas Bosley	10,000.00	0.00	0.00	0.00	0.00	10,000.00
Tomkiewicz Wright	4,948.75	0.00	0.00	0.00	0.00	4,948.75
Troutman Sanders LLP	0.00	3,174.20	0.00	0.00	0.00	3,174.20
United Healthcare	380.41	0.00	0.00	0.00	0 00	380.41
US Internet	60.50	0.00	0.00	0.00	60.50	121.00
TOTAL	94,846.17	118,534.39	29,112.09	1,309.94	14,787.14	258,589.73